GLOBAL EQUITY FUNDS
                                  ANNUAL REPORT

                         IAI DEVELOPING COUNTRIES FUND,
                             IAI INTERNATIONAL FUND

                                JANUARY 31, 1997


                                   [LOGO] IAI
                                  MUTUAL FUNDS


                                TABLE OF CONTENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


                                  ANNUAL REPORT
                                JANUARY 31, 1997

  Chairman's Letter...............................2

  Fund Manager's Reviews

     IAI DEVELOPING COUNTRIES FUND................4

     IAI INTERNATIONAL FUND.......................7

  Fund Portfolios

     IAI DEVELOPING COUNTRIES FUND...............10

     IAI INTERNATIONAL FUND......................13

  Notes to Fund Portfolios.......................17

  Statements of Assets and Liabilities...........18

  Statements of Operations.......................19

  Statements of Changes in Net Assets............20

  Financial Highlights

     IAI DEVELOPING COUNTRIES FUND...............22

     IAI INTERNATIONAL FUND......................23

  Notes to Financial Statements..................24

  Independent Auditors' Report...................30

  Federal Tax Information........................31

  IAI Mutual Fund Family.........................33

  Adviser, Custodian, Legal Counsel,
   Independent Auditors,
   Directors......................Inside Back Cover



                                CHAIRMAN'S LETTER
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND



THE DOW LEADS THE WORLD

[PHOTO]
NOEL P. RAHN
CHAIRMAN

The U.S. stock market continues to offer pleasant surprises, with the Dow Jones Industrial Average up more than 60% during the past two years--breaking through 7000 on February 13. As we move through 1997, most of the conditions which led to that runup are still intact: low inflation, relatively low interest rates, moderate economic growth and strong corporate productivity.

In contrast, global stock markets continue to lag the United States, as Japan's economy continues to struggle and Europe grapples with the upcoming unification of its currency. Throughout much of the 1990s, the U.S. stock market has outperformed international markets. However, the reverse was generally true in the 1980s. We continue to see international markets as an excellent diversification strategy.

For much of 1996, the U.S. bond market endured a bumpy ride, as interest rates rose steadily, ignited by a spring quarter that was one of the strongest economic periods in years. Indeed, for much of the spring and summer, the benchmark 30-year Treasury bond traded at about 7% as investors feared inflation and action by the Federal Reserve Board to slow the economy. However, by the fall, the economy slowed down and the Fed chose not to tighten credit. Even when the economy rebounded in the fourth quarter, the Fed didn't act because there was still no sign of inflation.

The Fed, however, is a vigilant observer of the economy and is very sensitive to potential inflation. Since the economy is at full employment and energy prices have been rising, it wouldn't be surprising to see an uptick in inflation in the months ahead. That could cause interest rates to rise and put the brakes on the stock and bond markets.

If you're a long-term investor, then you should be concerned that you've properly diversified your portfolio among stocks and bonds, perhaps increasing your focus on bonds as you approach retirement and require income. If you're just starting your investment program, international equities are a good place to be for growth. Wherever you are in life, you should make sure that your investment portfolio generally reflects your long-term investment goals for 1997 and beyond.

ECONOMIC OUTLOOK
A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is presented below.

Economic growth in the first three months of the year has exceeded our expectations. While the risk of higher inflation has risen, we do not expect the current strength to persist. Major countries around the world, including the United States, are generally pursuing a policy of high real interest rates and reduced government spending. Such policies are designed to control inflation and reduce deficits. So far these policies have been effective.

In 1994, the Federal Reserve raised interest rates in response to a rapid increase in economic activity. In a series of moves that began in February of that year, short-term interest rates were raised from 3% to 6%, producing a real Fed Funds rate of about 3%. Since that time, interest rates have exceeded inflation by a wide margin, acting as a governor on the economy. During periods of accelerating growth, rising rates help to slow spending. During periods of sluggish growth, rates fall and help to re-stimulate demand. This stop-and-go pattern persists in the economy today. A firm dollar and falling gold prices attest to the success of this policy in controlling U.S. inflation.

Strength should gradually wane in the months ahead without Fed action. Long-term interest rates have already risen to almost 7%, accomplishing the Fed's job for them. The Board is likely to wait until the May meeting to see if higher bond rates are working. Earlier tax refunds and mortgage refinancing activity are also adding to the perception of accelerating growth. Both are not sustainable. Tax refunds will fall off with the passage of time while higher rates will help to curtail refinancing activity. Real growth should return to its 2-to-2.5% trend by early summer and inflation, as measured by the consumer price index, should rise by a rate of less than 3%.

Please read the Fund Managers' Reviews which follow this letter for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,



/s/ Noel P. Rahn
Noel P. Rahn,
Chairman



                              FUND MANAGERS' REVIEW
                          IAI DEVELOPING COUNTRIES FUND

IAI DEVELOPING COUNTRIES FUND

[PHOTO]
ROY C. GILLSON
IAI DEVELOPING COUNTRIES
FUND CO-MANAGER

[PHOTO]
NIGEL P. HART
IAI DEVELOPING COUNTRIES
FUND CO-MANAGER

[PHOTO]
SOOKYONG KWAK
IAI DEVELOPING COUNTRIES
FUND CO-MANAGER


FUND OBJECTIVE
The investment objective of the IAI Developing Countries Fund is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing in companies domiciled or otherwise having substantial operations in developing countries. Since the Fund invests in issues of international stocks in lesser developed countries, investors often use it as a diversification technique in conjunction with other IAI Mutual Funds which invest in less volatile markets.

FACTORS AFFECTING THE PAST YEAR'S PERFORMANCE
The IAI Developing Countries Fund invests in emerging markets such as Southeast Asia, Eastern Europe and Latin America. For the fiscal year ended January 31, 1997, the Fund produced a total return of 5.22% In contrast, the Fund's benchmark, the IFC Investable Index, returned 8.05%.

In Asia, the strength of the dollar and the weakness of the yen has adversely affected countries such as Korea and Thailand, due to tougher world export competition. In contrast, the Hong Kong market was strong--Chinese money moved into the market as unification approaches in June, and the Chinese authorities encourage the mainland companies to support both the stock market and the property market in Hong Kong.

In Europe, the Greek stock market was weak as labor strikes tested the new government's determination to impose fiscal restraint. The stock market in South Africa was hurt by the weakness in gold prices. The instability in the Russian government refocused investor attention on some of the economic problems that Eastern Europe has--stubborn inflation and weak corporate profits. Latin American markets were mostly weaker with Brazil providing modest gains from the continued move to privatize the economy. The Mexican stock market was flat despite a modest devaluation of the peso.

OUTLOOK
Although this has been a difficult period for emerging markets, we expect recovery in these areas due to moderate inflation and a general picture of economic growth throughout the world.

Many global emerging markets continue to offer economic growth rates of over 5% per year driven by a rise in per capita income and export opportunities. The Hong Kong market continues to be strong as Chinese money moves into the market as unification approaches in June.

The long-term success of Latin America depends on Brazil's economy, which continues to show steady progress. Higher risk opportunities exist in Eastern Europe, and the recent market bearishness there has brought share prices back to fair value.

Given the relatively reasonable valuations of developed and emerging markets, we think the case for international investing is compelling at the present time.


PORTFOLIO WEIGHTING:
IAI DEVELOPING COUNTRIES FUND VS. IFC INVESTABLE INDEX

                                         1/31/97                         COUNTRY RETURNS
-------------------------------------------------------------------------------------------
                        IAI DEVELOPING              IFC INVESTABLE        FOR THE YEAR
                        COUNTRIES FUND                  INDEX             ENDED 1/31/97
-------------------------------------------------------------------------------------------
 AFRICA
   South Africa                6%                        12%                   (24%)
 EUROPE
   Czech Republic              2                          1                     17%
   Greece                      3                          2                     14%
   Poland                      2                          1                     38%
   Portugal                    4                          2                     30%
   Turkey                      1                          3                     68%
   United Kingdom              2                          0                     24%
 FAR EAST
   China                       4                          1                     19%
   India                       4                          2                     15%
   Indonesia                   5                          5                     10%
   Israel                      3                          0                     11%
   Malaysia                   10                         22                     20%
   Philippines                 1                          0                      8%
   South Korea                 6                          2                    (35%)
   Taiwan                      4                          7                     54%
   Thailand                    4                          2                    (49%)
 LATIN AMERICA
   Argentina                   5                          4                     14%
   Brazil                     14                         12                     24%
   Chile                       3                          5                     (6%)
   Colombia                    1                          1                     17%
   Mexico                     12                         10                     13%
   Peru                        4                          1                      2%
 OTHER COUNTRIES              --                          5
 CASH                         --
-------------------------------------------------------------------------------------------
 TOTAL                       100%                       100%
===========================================================================================




TOP TEN STOCK HOLDINGS
                                                                                         % OF NET ASSETS
------------------------------------------------------------------------------------------------------------------
 ISSUES                                   COUNTRY         INDUSTRY                  1/31/97           1/31/96
------------------------------------------------------------------------------------------------------------------
 Taipei Fund                              Taiwan          Financial                  4.26              2.69
 Land and General Holdings                Malaysia        Process Industries         2.75              1.55
 Enersis ADR                              Chile           Utilities                  2.71              1.98
 Petronas Dagangan Berhad                 Malaysia        Utilities                  2.56               --
 South African Iron & Steel Industrial    South Africa    Non-Energy Minerals        2.46              2.45
 Telefonica de Argentina ADR              Argentina       Utilities                  2.32               --
 Transportadora de Gas del Sur ADR        Argentina       Utilities                  2.31              1.72
 Telefonos de Mexico ADR                  Mexico          Utilities                  2.28              1.31
 Eletricidade Sao Paulo Series B          Brazil          Producer Manufacturing     2.27               --
 Centrais Electricas de
     Santa Catarina Series B              Brazil          Utilities                  2.25              1.87
==================================================================================================================
 TOTAL                                                                              26.17%            13.57%
==================================================================================================================



                              FUND MANAGER'S REVIEW
                          IAI DEVELOPING COUNTRIES FUND

NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI DEVELOPING COUNTRIES FUND INCLUDES CHANGES IN SHARE VALUE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

TOP FIVE COUNTRIES
% OF NET ASSETS

[BAR GRAPH]

                 As of 1/31/97     As of 1/31/96
BRAZIL              13.0%               9.9%
MEXICO              11.1%               8.0%
MALAYSIA             8.9%               9.2%
INDONESIA            5.1%               7.0%
SOUTH KOREA          5.0%               7.3%

[GRAPH]
VALUE OF $10,000 INVESTMENT

         IAI DEVELOPING COUNTRIES FUND(1)    IFC INVESTABLE
              (INCEPTION 2/10/95)                 INDEX*
         --------------------------------------------------
2/10/95             10,000                        10,000
7/31/95             11,060                        11,047
1/31/96             10,852                        11,457
7/31/96             10,803                        11,081
1/31/97             11,419                        12,379


TOTAL RETURN+
THROUGH 1/31/97

                                                                 Since Inception
                                                    1 Year           2/10/95
=============================================================================
   IAI DEVELOPING COUNTRIES FUND(1)                  5.22%             6.95%
-----------------------------------------------------------------------------
   IFC Investable Index                              8.05%            11.26%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 2/1/95
(1)FEES AND EXPENSES WERE VOLUNTARILY WAIVED TO 2.00% OF AVERAGE DAILY NET ASSETS, THROUGH MARCH 31, 1996. SUBSEQUENTLY, THE FUND IS CHARGED A 2.00% UNIFIED FEE.


                              FUND MANAGER'S REVIEW
                             IAI INTERNATIONAL FUND

[PHOTO]
ROY C. GILLSON
IAI INTERNATIONAL
FUND MANAGER

IAI INTERNATIONAL FUND

FUND OBJECTIVE

The primary investment objective of the IAI International Fund is capital appreciation. A secondary objective is current income, principally from dividends. Typically, the Fund invests in stocks representative of the Morgan Stanley Europe Australia and Far East (EAFE) Index. However, the Fund also invests in other countries, including developing countries.

FACTORS AFFECTING THE PAST YEAR'S PERFORMANCE

The IAI International Fund primarily invests in the stocks of companies located in the developed countries of the world, mainly in Europe and Japan, the two major stock markets outside the United States. For the fiscal year ending January 31, 1997, the Fund produced a total return of 2.39%, compared to the EAFE Index, which was up 2.22%.

The United Kingdom enjoys the highest forecast growth rate of any major European country, driven increasingly by domestic demand. Service sector output has been growing steadily for some time and now production in manufacturing and construction is accelerating. The risk of inflation reappeared on the horizon during the fourth quarter with the revival of corporate pricing power. The Bank of England raised interest rates by 0.25% in November, and further monetary tightening is expected during 1997. The biggest risk to the country's fortunes may be the pound sterling's 9% rise against the U.S. dollar in 1996, which has materially impacted the country's exporters. Nevertheless, UK equities kept pace with Wall Street in 1996.

In Continental Europe, single currency convergence dominated economic policy actions. All other goals, including growth, are being sacrificed in an attempt to be included in the program. As a result, many countries will have insufficient growth to allow unemployment to fall. The best performing markets were Spain and Finland which were both boosted by lower interest rates in the fourth quarter. The re-entry of the Italian lira to the single currency program helped stocks in that country, but advances were restrained by the continuing austerity policy of the government.

After advancing substantially for a year, the Japanese stock market retreated during the fourth calendar quarter. The Fund's under-weighting in Japan has contributed positively to our performance. Investors were discouraged that the Japanese government chose to raise taxes in order to reduce the large government deficit. Corporate profitability has been hampered by a weak yen and the flat domestic economy. Because of the weakening yen, Japanese exporters have fared relatively well.

OUTLOOK

Japan, the world's largest stock market outside the United States, continues to be negatively affected by the country's banking troubles. As a result, we continue to be underweighted there.

Continental European growth expectations are recovering, despite government action on budget deficits to meet the criteria for membership in the single European currency. We are maintaining a strong presence in Belgium, Spain and the United Kingdom and believe that many European markets offer superior value.


PORTFOLIO WEIGHTING:
IAI INTERNATIONAL FUND VS. EAFE INDEX


                                         1/31/97
                            --------------------------------             Country Returns
                                  IAI                   EAFE              for the Year
                            International Fund          Index             Ended 1/31/97
========================================================================================
AFRICA
  South Africa                      1%                    0%                  (24%)
EUROPE
  Belgium                           3                     1                    13%
  Denmark                          --                     1                    23%
  France                           12                     7                    20%
  Germany                           5                     8                     9%
  Ireland                           1                     1                    28%
  Italy                            --                     3                    20%
  Netherlands                       7                     5                    27%
  Spain                             3                     2                    38%
  Turkey                            1                     0                    68%
  United Kingdom                   16                    19                    24%
FAR EAST
  Australia                         6                     3                    10%
  Hong Kong                         6                     4                    15%
  Indonesia                         1                     0                    10%
  Israel                            1                     0                    11%
  Japan                            20                    30                   (24%)
  Malaysia                          2                     3                    23%
  New Zealand                       3                     1                    18%
  Singapore                        --                     1                   (10%)
  South Korea                       1                     0                   (35%)
  Taiwan                            1                     0                    54%
  Thailand                          1                     0                   (49%)
LATIN AMERICA
  Argentina                        --                     0                    14%
  Brazil                            1                     0                    24%
  Chile                             1                     0                    (6%)
  Mexico                            2                     0                    13%
OTHER COUNTRIES                    --                    11
CASH                                5
========================================================================================
TOTAL                             100%                  100%
========================================================================================



TOP TEN STOCK HOLDINGS
                                                                                         % of Net Assets
                                                                                       ---------------------
Issues                                  Country             Industry                   1/31/97      1/31/96
------------------------------------------------------------------------------------------------------------
Nippon Telegraph & Telephone            Japan               Utilities                   4.00         3.29
Mitsubishi Heavy Industries             Japan               Producer Manufacturing      3.60         2.70
M.I.M. Holdings                         Australia           Energy Minerals             3.38         1.84
Toray Industries                        Japan               Process Industries          3.30         2.62
Hitachi                                 Japan               Producer Manufacturing      3.30         3.26
Commonwealth Bank of Australia          Australia           Financial                   3.04          --
Jardine Strategic Holdings              Hong Kong           Financial                   2.98         3.01
Carter Holt Harvey                      New Zealand         Non-Energy Minerals         2.92         2.74
Hong Kong Telecommunications            Hong Kong           Utilities                   2.92         2.89
Lyonnaise des Eaux-Dumez                France              Industrial Services         2.80         1.24
===========================================================================================================
TOTAL                                                                                  32.24%       23.59%
===========================================================================================================



TOP FIVE COUNTRIES
% OF NET ASSETS

[BAR GRAPH]

                As of 1/31/97      As of 1/31/96
JAPAN               20.4%              23.5%
UNITED KINGDOM      15.6               17.9
FRANCE              12.5                8.7
NETHERLANDS          7.2                3.2
AUSTRALIA            6.4                1.8


[GRAPH]
VALUE OF $10,000 INVESTMENT+

                   IAI
             INTERNATIONAL FUND          EAFE
            (Inception 4/23/87)         INDEX*
 ----------------------------------------------
 4/23/87          10,000                10,000
 1/31/88           9,040                 9,323
 1/31/89          11,418                11,985
 1/31/90          12,723                12,565
 1/31/91          11,547                10,348
 1/31/92          13,312                11,036
 1/31/93          12,540                 9,939
 1/31/94          18,111                14,331
 1/31/95          16,247                13,731
 1/31/96          19,517                15,994
 1/31/97          19,982                16,349


AVERAGE ANNUAL RETURNS+
THROUGH 1/31/97
                                                                 Since Inception
                                     1 Year        5 Years           4/23/87
================================================================================
  IAI INTERNATIONAL FUND               2.39%         8.47%            7.34%
--------------------------------------------------------------------------------
  EAFE Index                           2.22%         8.18%            5.17%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 5/1/87


NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI INTERNATIONAL FUND INCLUDES CHANGES IN SHARE VALUE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE
IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


                                 FUND PORTFOLIO
                          IAI DEVELOPING COUNTRIES FUND

                                JANUARY 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 82.6%
                                                                        Market
                                                     Quantity          Value (a)
--------------------------------------------------------------------------------
ARGENTINA - 4.6%
Telefonica de Argentina ADR
   (Utilities)                                         9,100            277,550
Transportadora de Gas del Sur ADR
   (Utilities)                                        21,100            276,937
                                                                     -----------
                                                                        554,487
--------------------------------------------------------------------------------
BRAZIL - 3.5%
Telecomunicacoes Brasileiras ADR
   (Utilities)                                         2,050            178,862
Usinas Siderurgicas de Minas Gerais
   ADR (Non-Energy Minerals)                          16,300            176,040
Usinas Siderurgicas de Minas Gerais
   ADR (Non-Energy Minerals) (c)                       6,300             68,040
                                                                     -----------
                                                                        422,942
--------------------------------------------------------------------------------
CHILE - 2.7%
Enersis ADR (Utilities)                               10,500            324,188
--------------------------------------------------------------------------------
CHINA - 3.7%
Guangdong Electric Power
   Development Class B
   (Utilities)                                       227,080            210,992
Sinocan (Process Industries)                         590,000            232,223
                                                                     -----------
                                                                        443,215
--------------------------------------------------------------------------------
CZECH REPUBLIC - 1.8%
Skoda Plzen
   (Consumer Durables) (b)                             6,096            220,870
--------------------------------------------------------------------------------
GREECE - 2.9%
Delta Informatics
   (Technology Services)                              23,410            209,853
Texniki Et Boloy
   (Industrial Services)                              20,550            135,570
                                                                     -----------
                                                                        345,423
--------------------------------------------------------------------------------
INDIA - 4.2%
Grasim Industries GDR
   (Producer Manufacturing)                           14,500            206,625
Indian Petrochemicals GDR
   (Energy Minerals)                                  18,400            179,032
Suez Cement GDR
   (Producer Manufacturing) (b) (c)                    6,000            122,100
                                                                     -----------
                                                                        507,757
--------------------------------------------------------------------------------
INDONESIA - 5.1%
Bank Bali, foreign (Financial)                        95,000            229,855
Inti Indorayon Utama,
   foreign (Non-Energy Minerals)                     157,000            115,611
Semen Cibinong, foreign
   (Producer Manufacturing)                           84,000            261,561
                                                                     -----------
                                                                        607,027
--------------------------------------------------------------------------------
ISRAEL - 3.3%
Blue Square-Israel ADR
   (Retail Trade) (b)                                 11,500            178,250
Tadiran Telecommunications ADR
   (Electronic Technology) (c)                        10,666            215,987
                                                                     -----------
                                                                        394,237
--------------------------------------------------------------------------------
MALAYSIA - 8.9%
Golden Hope Plantations
   (Process Industries)                              139,500            246,972
Land & General Holdings
   (Process Industries)                              148,800            329,296
Malaysian International Shipping,
   foreign (Transportation)                           72,000            181,065
Petronas Dagangan Berhad
   (Utilities)                                       120,800            306,217
                                                                     -----------
                                                                      1,063,550

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 17


--------------------------------------------------------------------------------
MEXICO - 11.1%
Fomento Economico Mexicano
   Class B (Commercial Services)                      67,500            236,078
Grupo Carso ADR (Financial) (c)                        2,000             24,960
Grupo Carso Class A-1 (Financial)                     35,125            214,029
Grupo Corvi
   (Commercial Services) (b)                         231,000            183,146
Grupo Financiero Bancomer
   Class B (Financial) (b)                           519,100            189,850
Grupo Financiero Inbursa Class B
   (Financial)                                           960              3,437
Telefonos de Mexico ADR
   (Utilities)                                         7,250            272,781
Transportacion Maritima Mexicana
   ADR (Transportation)                               31,700            202,087
                                                                     -----------
                                                                      1,326,368
--------------------------------------------------------------------------------
PERU - 3.9%
Credicorp (Financial) (b)                              6,661            138,549
Credicorp ADR (Financial)                              3,682             77,322
Telefonica del Peru Class B
   (Utilities)                                         7,000             15,182
Telefonica del Peru ADR
   (Utilities)                                        10,700            231,387
                                                                     -----------
                                                                        462,440
--------------------------------------------------------------------------------
PHILIPPINES - 0.9%
Uniwide Holdings
   (Consumer Durables) (b)                           534,000            111,461
--------------------------------------------------------------------------------
POLAND - 2.0%
Elektrim (Producer Manufacturing)                     22,800            239,920
--------------------------------------------------------------------------------
PORTUGAL - 4.1%
Cimpor-Cimentos de Portugal
   (Producer Manufacturing)                           10,500            241,043
Portucel Industrial Empresa
   (Non-Energy Minerals)                              43,250            255,001
                                                                     -----------
                                                                        496,044
--------------------------------------------------------------------------------
SOUTH AFRICA - 4.5%
Bidvest (Financial)                                   43,449            237,868
South African Iron & Steel
   Industrial (Non-Energy Minerals)                  379,315            294,880
                                                                     -----------
                                                                        532,748
--------------------------------------------------------------------------------
SOUTH KOREA - 4.0%
Korea Electric Power, foreign
  (Utilities)                                          3,087            101,453
Pohang Iron & Steel, foreign
  (Non-Energy Minerals)                                2,300            151,989
Samsung Electronics, foreign
  (Electronic Technology)                              1,219             83,051
Shinhan Bank, foreign (Financial)                      9,755            147,519
                                                                     -----------
                                                                        484,012
--------------------------------------------------------------------------------
TAIWAN - 4.3%
Taipei Fund (Financial) (b)                            5,400            510,300
--------------------------------------------------------------------------------
THAILAND - 3.9%
Charoen Pokphand Feedmill,
  foreign (Process Industries)                        46,000            143,778
Siam City Bank, foreign
  (Financial)                                        158,000            138,703
Srithai Superware, foreign
  (Consumer Durables) (b)                             36,300            189,099
                                                                     -----------
                                                                        471,580
--------------------------------------------------------------------------------
TURKEY - 1.2%
Tofas Turk Otomobil GDR
  (Consumer Durables)                                455,000            143,325
--------------------------------------------------------------------------------
UNITED KINGDOM - 2.0%
Five Arrows Chile Investment
   Trust (Financial)                                  84,216            243,384
PlivaGDR
   (Health Technology) (b) (c)                            41                694
                                                                     -----------
                                                                        244,078
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $9,912,253)..................................................$ 9,905,972
================================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 17


NON-CONVERTIBLE PREFERRED
STOCKS - 11.6%

                                                     Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------

BRAZIL - 9.5%
Banco Nacional
  (Financial) (b) (d)                             5,300,000         $      --
Centrais Electricas de Santa
   Catarina Series B (Utilities) (b)                241,000             269,673
CIATecidos Norte de Minas
  (Process Industries)                              365,500             129,687
Eletricidade Sao Paulo Series B
  (Producer Manufacturing) (b)                    1,520,000             271,844
Globex Utilidades
  (Consumer Durables) (b)                            12,450             223,257
Multicanal Participacoes ADR
  (Consumer Services) (b)                            17,000             235,875
                                                                      ----------
                                                                      1,130,336
================================================================================
COLOMBIA - 1.1%
Banco Ganadero ADR (Financial)                        6,110             132,679
================================================================================
SOUTH KOREA - 1.0%
Samsung Electronics, foreign
  (Electronic Technology)                             3,433             114,473
================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE
 PREFERRED STOCKS
(COST: $1,359,917)..................................................$ 1,377,488
================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $11,272,170) (F).............................................$11,283,460
================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 5.8%
 ....................................................................$   698,147
================================================================================
TOTAL NET ASSETS
 ....................................................................$11,981,607
================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 17


                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                JANUARY 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 91.2%
                                                                        Market
                                                   Quantity            Value (a)
--------------------------------------------------------------------------------
ARGENTINA - 0.4%
Transportadora de Gas del Sur
   ADR (Utilities)                                   33,000         $    433,125
--------------------------------------------------------------------------------
AUSTRALIA - 6.4%
Commonwealth Bank of Australia
   (Financial)                                      364,000            3,537,834
M.I.M. Holdings
   (Energy Minerals)                              2,948,249            3,933,038
                                                                    ------------
                                                                       7,470,872
--------------------------------------------------------------------------------
BELGIUM - 2.6%
Compagnie Maritime Belge
   (Utilities)                                       13,600            1,017,783
Generale de Banque
   (Financial)                                        5,786            2,014,982
Generale de Banque Strips
   (Financial)                                          711                  464
                                                                    ------------
                                                                       3,033,229
--------------------------------------------------------------------------------
BRAZIL - 0.9%
Usinas Siderurgicas de
   Minas Gerais ADR
   (Non-Energy Minerals)                             90,000              972,000
--------------------------------------------------------------------------------
CHILE - 0.9%
Enersis ADR (Utilities)                              32,000              988,000
--------------------------------------------------------------------------------
CHINA - 0.4%
Sinocan (Process Industries)                      1,190,000              468,383
--------------------------------------------------------------------------------
FRANCE - 10.2%
Credit Local de France
   (Commercial Services)                             33,500            2,999,891
Eridania Beghin-Say
   (Process Industries)                              18,500            2,838,070
Lafarge
   (Producer Manufacturing)                          46,000            2,776,960
Lyonnaise des Eaux-Dumez
   (Industrial Services)                             32,012            3,254,653
                                                                    ------------
                                                                      11,869,574
--------------------------------------------------------------------------------
GERMANY - 4.8%
Bayer (Process Industries)                           70,000            2,658,606
RWE (Energy Minerals)                                69,500            2,940,923
                                                                    ------------
                                                                       5,599,529
--------------------------------------------------------------------------------
HONG KONG - 6.0%
First Pacific (Financial)                            94,000              127,371
Hong Kong Telecommunications
   (Utilities)                                    1,960,000            3,389,341
Jardine Strategic Holdings
   (Financial)                                    1,050,000            3,465,000
                                                                    ------------
                                                                       6,981,712
--------------------------------------------------------------------------------
INDONESIA - 0.6%
Bank Bali, foreign
   (Financial)                                      300,000              725,857
--------------------------------------------------------------------------------
IRELAND - 1.1%
Irish Life (Financial)                              288,147            1,246,740

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 17


--------------------------------------------------------------------------------
ISRAEL - 1.1%
Blue Square-Israel ADR
   (Retail Trade) (b)                                27,380              424,390
NUR Advanced
   Technologies ADR
   (Producer Manufacturing) (b)                      80,000              140,000
Tadiran Telecommunications ADR
   (Electronic Technology) (c)                       36,000              729,000
                                                                    ------------
                                                                       1,293,390
--------------------------------------------------------------------------------
JAPAN - 20.4%
Eisai (Health Technology)                            35,000              674,629
Canon (Producer Manufacturing)                       93,000            1,968,781
Hitachi (Producer Manufacturing)                    427,000            3,833,855
Kamigumi (Transportation)                           351,000            1,879,325
Mitsubishi Heavy Industries
   (Producer Manufacturing)                         582,000            4,185,222
Nippon Telegraph & Telephone
   (Utilities)                                          645            4,648,888
Nippon Yusen Kabushiki Kaish
   (Transportation)                                 678,000            2,652,801
Toray Industries
   (Process Industries)                             675,000            3,836,491
                                                                    ------------
                                                                      23,679,992
--------------------------------------------------------------------------------
MALAYSIA - 2.1%
Land & General Holdings
   (Process Industries)                             450,000              995,856
Malaysian International
   Shipping, foreign
   (Transportation)                                 293,333              737,670
Petronas Dagangan Berhad
   (Utilities)                                      277,000              702,169
                                                                    ------------
                                                                       2,435,695
--------------------------------------------------------------------------------
MEXICO - 1.5%
Grupo Financiero Bancomer
   Class B (Financial) (b)                        2,000,000              731,458
Telefonos de Mexico ADR
   (Utilities)                                       27,000            1,015,875
                                                                    ------------
                                                                       1,747,333
--------------------------------------------------------------------------------
NETHERLANDS - 7.2%
ING Groep (Financial)                                70,000            2,638,708
KLM Royal Dutch Air Lines
   (Transportation)                                  19,842              593,619
Koninklijke PTT Nederland
   (Commercial Services)                             66,749            2,425,388
Philips Electronics
   (Producer Manufacturing)                          67,200            2,704,961
                                                                    ------------
                                                                       8,362,676
--------------------------------------------------------------------------------
NEW ZEALAND - 2.9%
Carter Holt Harvey
   (Non-Energy Minerals)                          1,464,300            3,398,028
--------------------------------------------------------------------------------
PORTUGAL - 0.3%
Portucel Industrial Empresa
   (Non-Energy Minerals)                             66,000              389,134
--------------------------------------------------------------------------------
SOUTH AFRICA - 0.7%
Bidvest (Financial)                                 150,960              826,454
--------------------------------------------------------------------------------
SOUTH KOREA - 0.3%
Samsung Electronics
   (Electronic Technology)                            4,534              308,904
--------------------------------------------------------------------------------
SPAIN - 3.0%
Banco Popular Espanol (Financial)                    10,800            1,964,345
Telefonica de Espana
   (Utilities)                                       63,675            1,493,639
                                                                    ------------
                                                                       3,457,984

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 17


--------------------------------------------------------------------------------
TAIWAN - 0.7%
Taipei Fund (Financial) (b)                           8,000              756,000
--------------------------------------------------------------------------------
THAILAND - 0.5%
Charoen Pokphand Feedmill,
   foreign (Process Industries)                     194,700              608,554
--------------------------------------------------------------------------------
TURKEY - 0.5%
Tofas Turk Otomobil GDR
   (Consumer Durables) (b)                        1,800,000              567,000
--------------------------------------------------------------------------------
UNITED STATES OF AMERICA - 0.2%
Millennium Chemicals
   (Process Industries) (b)                          13,609              270,479
--------------------------------------------------------------------------------
UNITED KINGDOM - 15.5%
B.A.T. (Consumer Non-Durables)                      384,000            2,984,496
British Steel
   (Non-Energy Minerals)                            999,190            2,393,797
Glaxo Wellcome
   (Health Technology)                              172,000            2,754,922
Hanson (Financial)                                1,002,684            1,482,274
Imperial Tobacco Group
   (Consumer Non-Durables) (b)                       95,268              623,645
Peninsular & Oriental Steam
   Navigation (Transportation)                      268,000            2,800,144
Rolls-Royce
   (Electronic Technology)                          600,000            2,307,600
Tomkins
   (Producer Manufacturing)                         600,000            2,697,008
                                                                    ------------
                                                                      18,043,886
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $103,000,193)................................................$105,934,530
================================================================================

COMMON STOCKS (CONT.)
NON-CONVERTIBLE PREFERRED
STOCK - 0.3%
                                                                        Market
                                                   Quantity            Value (a)
--------------------------------------------------------------------------------
SOUTH KOREA - 0.3%
Samsung Electronics
   (Electronic Technology)                             9,760            $325,446
================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE
PREFERRED STOCK
(COST: $614,991)......................................................$  325,446
================================================================================

WARRANTS - 0.1%
                                                                        Market
                                                   Quantity            Value (a)
--------------------------------------------------------------------------------
Israel Fund Warrants
   (Financial) (b)                                   560,000              95,200
================================================================================
TOTAL INVESTMENTS IN WARRANTS
(COST: $0)............................................................$   95,200
================================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 17


OTHER SECURITIES - 2.3%

                                Ownership            Market
                               Percentage (e)      Value (a)
------------------------------------------------------------
FRANCE - 2.3%
Qualis
   (Limited Partnership) (b)       2.61%         $ 2,713,606
============================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $2,970,356).....................$           2,713,606
============================================================
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES
(COST: $106,585,540)...................$         109,068,782
============================================================

SHORT-TERM SECURITIES - 4.7%

                                   Principal     Market
                 Rate    Maturity   Amount      Value (a)
----------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 4.7%

Federal Home Loan Mortgage Corporation (DISCOUNT NOTE)
                 5.48%   02/03/97  $2,500,000   $2,499,239
U.S. Treasury Bill
                 5.19    05/08/97   3,000,000    2,960,670
                                                 ---------
                                                 5,459,909
==========================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $5,458,919)..........................$    5,459,909
==========================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $112,044,459) (F)....................$  114,528,691
==========================================================
OTHER ASSETS AND LIABILITIES (NET) - 1.4%
 ............................................$    1,662,545
==========================================================
Total Net Assets
 ............................................$  116,191,236
==========================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 17



                            NOTES TO FUND PORTFOLIOS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                January 31, 1997

                                       (a)

Market values of securities are stated in U.S. dollars and are determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Currently non-income producing security.

                                       (c)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. This issue may be only sold to other qualified institutional buyers and is considered liquid under guidelines established by the Board of Directors.

                                       (d)

This security is valued at $0 under guidelines established by the Board of Directors and is illiquid.

                                       (e)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For the restricted security issue held at January 31, 1997, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the security. The restricted security held was acquired on 04/02/96 at a cost of $2,970,356.

                                       (f)

At January 31, 1997, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


                                IAI DEVELOPING COUNTRIES   IAI INTERNATIONAL
                                          FUND                    FUND
--------------------------------------------------------------------------
Cost for federal tax purposes        $   11,319,787        $  112,087,243
==========================================================================
Gross unrealized appreciation        $   1,181,151         $   11,089,484
Gross unrealized depreciation           (1,217,478)            (8,648,036)
--------------------------------------------------------------------------
Net unrealized appreciation          $     (36,327)        $    2,441,448
==========================================================================



                      STATEMENTS OF ASSETS AND LIABILITIES

              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                JANUARY 31, 1997


                                                                 IAI DEVELOPING   IAI INTERNATIONAL
                                                                  COUNTRIES FUND        FUND
----------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market
   (Cost: $11,272,170 and $112,044,459)
   (see Fund Portfolios) ................................         $ 11,283,460          $114,528,691
Cash in bank on demand deposit ..........................              824,220               680,811
Receivable for investment securities sold ...............               82,675                  --
Dividends receivable ....................................               22,260               811,149
Unrealized appreciation on foreign currency contracts
   held, at value (Note 6) ..............................                 --                 431,085
Other ...................................................                 --                   6,141
                                                                   ---------------------------------
   TOTAL ASSETS .........................................           12,212,615           116,457,877
                                                                   ---------------------------------
LIABILITIES
Payable for investment securities purchased .............              229,943               265,044
Unrealized depreciation on foreign currency contracts
   held, at value (Note 6) ..............................                1,065                 1,597
                                                                   ---------------------------------
   TOTAL LIABILITIES ....................................              231,008               266,641
                                                                   ---------------------------------
      NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK          $ 11,981,607          $116,191,236
                                                                   =================================
REPRESENTED BY:
Capital stock ...........................................         $     11,543          $     95,980
Additional paid-in capital ..............................           12,025,581           111,130,455
Undistributed net investment income .....................               11,184               615,608
Accumulated net realized gains (losses) on investments ..              (77,823)            1,477,861
Unrealized appreciation or depreciation on:
   Investment securities ................................$     11,290          $  2,484,232
   Other assets and liabilities
      denominated in foreign currency ...................        (168)              387,100
                                                         -------------          -----------
                                                                        11,122             2,871,332
                                                                   ---------------------------------
   TOTAL - REPRESENTING NET ASSETS APPLICABLE
      TO OUTSTANDING CAPITAL STOCK ......................         $ 11,981,607          $116,191,236
                                                                   =================================
   Shares of capital stock outstanding; authorized
      10 billion shares each of $.01 par value stock ....            1,154,272             9,598,043
                                                                   ---------------------------------
   NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK         $      10.38          $      12.11
                                                                   =================================

           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24


                                                                    IAI DEVELOPING  IAI INTERNATIONAL
                                                                    COUNTRIES FUND        FUND
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends (net of foreign income taxes withheld
     of $18,024 and $491,659)                                        $   238,018           $ 4,060,497
   Interest                                                               20,600               148,886
                                                                     ---------------------------------
     TOTAL INCOME                                                        258,618             4,209,383
                                                                     ---------------------------------
EXPENSES (Note 3)
   Management fees                                                       178,764             1,751,901
   Investment advisory fees                                               16,354               233,539
   Distribution fees                                                       3,270                61,456
   Dividend-disbursing, administrative, and accounting fees                3,925                73,747
   Legal fees                                                                457                   870
   Custodian fees                                                          2,237                15,950
   Compensation of Directors                                               1,898                14,025
   Audit fees                                                              4,000                 3,480
   Printing and shareholder reporting                                      1,324                11,600
   Registration fees                                                       8,531                 4,060
   Other expenses                                                          2,645                 4,618
                                                                     ---------------------------------
     TOTAL EXPENSES                                                      223,405             2,175,246
     Less fees reimbursed by Advisers or Distributor                     (18,463)               (8,225)
                                                                     ---------------------------------
     NET EXPENSES                                                        204,942             2,167,021
                                                                     ---------------------------------
     NET INVESTMENT INCOME                                                53,676             2,042,362
                                                                     ---------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains (losses) on:
   Investment securities                                $    521,718              $ 10,665,724
   Foreign currency transactions                              (4,829)                1,339,547
                                                        -------------             ------------
                                                                         516,889            12,005,271

Net change in unrealized appreciation or depreciation on:
   Investment securities                                $   (152,043)             $(10,922,756)
   Other assets and liabilities denominated in
       foreign currency                                         (138)                   83,368
                                                        -------------             ------------

                                                                        (152,181)          (10,839,388)
                                                                     ---------------------------------
     NET GAIN ON INVESTMENTS                                             364,708             1,165,883
                                                                     ---------------------------------
     NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                               $   418,384           $ 3,208,245
                                                                     =================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24





                       STATEMENTS OF CHANGES IN NET ASSETS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                                                    IAI DEVELOPING COUNTRIES               IAI INTERNATIONAL
                                                                              FUND                                FUND
                                                                Year ended       Period from                   January 31,
                                                                January 31,     February 10,1995*        ----------------------
                                                                   1997        to January 31, 1996       1997              1996
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                    $      53,676       $       1,509      $   2,042,362      $   1,600,784
   Net realized gains                                             516,889             172,610         12,005,271          8,274,842
   Net change in unrealized appreciation or depreciation         (152,181)            163,303        (10,839,388)        16,656,267
                                                            ------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       418,384             337,422          3,208,245         26,531,893
                                                            ------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (57,715)               --           (2,507,284)        (1,654,416)
   Net realized gain                                             (635,048)           (123,990)       (10,555,519)       (10,800,484)
                                                            ------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                       (692,763)           (123,990)       (13,062,803)       (12,454,900)
                                                            ------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
   Net proceeds from sale of shares                            12,478,531          10,822,797        118,509,652        122,833,831
   Net asset value of shares issued to shareholders in
       reinvestment of distributions                              683,741             123,486         12,833,206         12,226,866
   Cost of shares redeemed                                     (8,263,295)         (3,802,706)      (156,960,324)      (133,948,117)
                                                            ------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
       SHARE TRANSACTIONS                                       4,898,977           7,143,577        (25,617,466)         1,112,580
                                                            ------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,624,598           7,357,009        (35,472,024)        15,189,573

NET ASSETS AT BEGINNING OF PERIOD                               7,357,009                --          151,663,260        136,473,687
                                                            ------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                 $  11,981,607       $   7,357,009      $ 116,191,236      $ 151,663,260
                                                            ========================================================================
   INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:        $      11,184       $       5,539      $     615,608      $        --
                                                            ========================================================================
 *    COMMENCEMENT OF OPERATIONS


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24



                              FINANCIAL HIGHLIGHTS
                          IAI DEVELOPING COUNTRIES FUND


                   PER SHARE DATA FOR A SHARE OF CAPITAL STOCK
                     OUTSTANDING THROUGHOUT EACH PERIOD AND
                      SELECTED INFORMATION FOR EACH PERIOD
                            INDICATED ARE AS FOLLOWS:

                                                                        Year ended           Period from
                                                                        January 31,   February 10, 1995***
                                                                           1997,      to January 31, 1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   Beginning of period                                              $      10.56          $      10.00
                                                                    ------------------------------------

OPERATIONS
   Net investment income                                                     .05                  --
   Net realized and unrealized gains (losses)                                .46                   .83
                                                                    ------------------------------------
      TOTAL FROM OPERATIONS                                                  .51                   .83
                                                                    ------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                    (.06)                 --
   Net realized gains                                                       (.63)                 (.27)
                                                                    ------------------------------------
      TOTAL DISTRIBUTIONS                                                   (.69)                 (.27)
                                                                    ------------------------------------

NET ASSET VALUE
   End of period                                                    $      10.38          $      10.56
                                                                    ====================================

Total investment return*                                                    5.22%                 8.53%
Net assets at end of period (000's omitted)                         $     11,982                 7,357

RATIOS
   Expenses to average daily net assets**                                   2.00%                 2.15%
   Expenses to average daily net assets
      (net of expenses paid indirectly)**                                   2.00%                 2.00%
   Net investment income to average daily net assets**                      0.52%                 0.04%
   Average brokerage commission rate****                            $     0.0057                   n/a
   Portfolio turnover rate (excluding short-term securities)                61.0%                 41.9%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

** THE FUND'S ADVISER VOLUNTARILY WAIVED $17,765 AND $45,293 IN EXPENSES FOR THE YEAR ENDED JANUARY 31, 1997 AND THE PERIOD ENDED JANUARY 31, 1996, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.17% AND 3.42%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN .35% AND (1.23%), RESPECTIVELY. BEGINNING IN FISCAL YEAR 1996, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS INCLUDES EXPENSES PAID INDIRECTLY BY THE FUND. THE RATIOS FOR THE PERIOD ENDED JANUARY 31, 1996 ARE ANNUALIZED.

***  COMMENCEMENT OF OPERATIONS

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
     BROKERAGE COMMISSION RATE. THE COMPARABILITY OF RATES BETWEEN DOMESTIC AND FOREIGN EQUITIES MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE CAN VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.



                              FINANCIAL HIGHLIGHTS
                             IAI INTERNATIONAL FUND


                   PER SHARE DATA FOR A SHARE OF CAPITAL STOCK
                     OUTSTANDING THROUGHOUT EACH PERIOD AND
                      SELECTED INFORMATION FOR EACH PERIOD
                            INDICATED ARE AS FOLLOWS:


                                                               Years ended                                     Years ended
                                                               January 31,           Period from                 March 31,
                                                         -----------------------   April 1, 1994 to        -------------------
                                                          1997             1996    January 31, 1995+       1994           1993
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                       $          13.24   $        12.06   $        13.45   $        11.22   $       11.02
                                               ------------------------------------------------------------------------------------
OPERATIONS
     Net investment income                                  .24              .19              .11              .06             .06
     Net realized and unrealized
        gains (losses)                                      .08             2.17             (.62)            2.56             .60
                                               ------------------------------------------------------------------------------------
        TOTAL FROM OPERATIONS                               .32             2.36             (.51)            2.62             .66
                                               ------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                 (.28)            (.16)         --                  (.34)           (.04)
     Net realized gains                                   (1.17)           (1.02)            (.88)            (.05)           (.42)
                                               ------------------------------------------------------------------------------------
        TOTAL DISTRIBUTIONS                               (1.45)           (1.18)            (.88)            (.39)           (.46)
                                               ------------------------------------------------------------------------------------

NET ASSET VALUE
     End of period                             $          12.11   $        13.24   $        12.06   $        13.45   $       11.22
                                               ====================================================================================

Total investment return*                                   2.39%           20.15%           (4.14%)          23.85%           6.18%

Net assets at end of period
     (000's omitted)                               $    116,191      $   151,663      $   136,474      $   134,796      $   59,248
RATIOS
     Expenses to average net assets**                      1.65%            1.66%            1.72%            1.74%           1.91%
     Expenses to average net assets
        (net of expenses paid indirectly)**                1.65%            1.66%             n/a              n/a              n/a
     Net investment income to
        average net assets**                               1.56%            1.12%            1.04%             .87%           1.42%
     Average brokerage commission rate***      $         0.0157              n/a              n/a              n/a              n/a
     Portfolio turnover rate
        (excluding short-term securities)                  32.1%            39.2%            27.6%            50.9%           28.6%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
** BEGINNING IN FISCAL 1996, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDES EXPENSES PAID INDIRECTLY BY THE FUND. THE RATIOS FOR THE PERIOD ENDED JANUARY 31, 1995 ARE ANNUALIZED.
*** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
    BROKERAGE COMMISSION RATE. THE COMPARABILITY OF RATES BETWEEN DOMESTIC AND FOREIGN EQUITIES MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE CAN VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
+   REFLECTS FISCAL YEAR END CHANGE FROM MARCH 31 TO JANUARY 31.



                          NOTES TO FINANCIAL STATEMENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                JANUARY 31, 1997

[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds III, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Developing Countries Fund and IAI International Fund are separate portfolios of IAI Investment Funds III, Inc. The Developing Countries Fund commenced operations on February 10, 1995. The Funds have a primary objective of capital appreciation mainly through investment in equity securities of developed and emerging countries.

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Such valuations are obtained from pricing services or are supplied by dealers.

Securities for which quotations are not readily available are valued at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

FOREIGN CURRENCY
TRANSLATIONS AND FORWARD
FOREIGN CURRENCY CONTRACTS

The Funds invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation (depreciation) on foreign currency transactions. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward currency contract transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may enter into forward foreign currency exchange contracts for operational purposes and to hedge against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.


FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investments companies (PFICs), and losses deferred due to "wash sales." The character of distributions made during the year for net investment income or net realized gains may also differ from it's ultimate character-ization for tax purposes.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation. The Funds accrue such taxes as applicable.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income (loss) and accumulated net realized gains (losses) have been increased (decreased) resulting in reclassification adjustments to additional paid-in capital as follows:

For federal income tax purposes, Developing Countries Fund has a capital loss carryover of approximately $28,000 at January 31, 1997 which, if not offset by subsequent capital gains, will expire in 2006. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.


SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

                                     IAI Developing Countries  IAI International
                                               Fund                  Fund
--------------------------------------------------------------------------------
Undistributed net investment income     $      9,684             $   1,080,530
Accumulated net realized gains (losses) $     (8,904)            $  (1,080,530)
Additional paid-in capital              $     (780)              $      --


DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

CONCENTRATION OF RISK

Investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Funds' investments and the income it generates, as well as the Funds' ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

[2]  COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with its obligations as policyholders, the Funds are committed to make future capital contributions, if requested by the Company.

The Developing Countries Fund and the International Fund have available lines of credit of $3,250,000 and $15,000,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the lines of credit. There were no borrowings outstanding at January 31, 1997.


[3] FEES AND EXPENSES

CURRENT AGREEMENT, EFFECTIVE MARCH 31, 1996

New Management Agreements for the Funds were approved by a majority of each Funds' shareholders at a special meeting held March 21, 1996, and replaced the prior Advisory, Administrative, and Distribution Agreements with Advisers and Distributor. These new agreements, effective April 1, 1996, require Advisers to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes and interest and extraordinary expenses) in return for each Fund paying an all inclusive management fee to Advisers. The Management Agreement further provides that IAI will either reimburse each Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. For Developing Countries Fund the fee is equal to an annual rate of 2.00% of average daily net assets, with the fee declining to 1.65% as the Fund's assets increase. For International Fund the fee is equal to an annual rate of 1.70% of average daily net assets, with the fee declining to 1.30% as the Fund's assets increase. This fee is paid monthly.

Pursuant to these new agreements, Developing Countries and International Funds paid Advisers to assume certain unpaid liabilities, and received amounts from Advisers in exchange for transferring prepaid expenses to Advisers. As a result of these transactions, Developing Countries and International Funds received
(paid) net amounts of $16,482 and ($16,583), respectively.

PRIOR TO APRIL 1, 1996

Under the terms of an investment advisory agreement, each Fund paid Investment Advisers, Inc. (Advisers) a monthly management fee. This fee was 1.25% declining to 1.00% and 1.00% declining to .70% of net assets for Developing Countries Fund and International Fund, respectively.

Each Fund also paid an annual fee to Advisers for acting as the Funds' dividend-disbursing, administrative, and accounting services agent. The fee was computed monthly on the average daily net assets for Developing Countries Fund, and average month-end net assets for International Fund, at an annual rate of
 .30%.

The Funds had a plan of distribution with IAI Securities, Inc. (Distributor), the Funds' distributor. Under the Plan, the Funds paid Distributor a monthly fee to cover expenses incurred in the distribution and promotion of the Funds' shares. The fee was computed monthly based on average daily net assets for Developing Countries Fund and average month-end net assets for International Fund at an annual rate of .25%.

In addition to the advisory, distribution, and the dividend-disbursing, administrative, and accounting services fees, the Funds were responsible for paying their operating expenses, including costs incurred in the purchase and sale of assets. Advisers and Distributor had agreed to reimburse the Funds to the extent total expenses, excluding costs incurred in the purchase and sale of assets, exceeded, on an annual basis, 2.00% of average net assets of each Fund.


[4]  CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:


                                                         IAI DEVELOPING                         IAI INTERNATIONAL
                                                         COUNTRIES FUND                               FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    Years ended
                                                   Year ended        Period from                    January 31,
                                                   January 31,    February 10, 1995*    ---------------------------------
                                                      1997        to January 31,1996         1997                1996
-------------------------------------------------------------------------------------------------------------------------
SOLD                                               1,168,544           1,042,319           9,050,644           9,473,961
ISSUED FOR REINVESTED DISTRIBUTIONS                   70,024              12,731           1,043,904             960,998
REDEEMED                                            (781,138)           (358,208)        (11,955,329)        (10,290,719)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN SHARES OUTSTANDING            457,430             696,842          (1,860,781)            144,240
=========================================================================================================================
* COMMENCEMENT OF OPERATIONS


[5]  PURCHASES AND SALES OF SECURITIES

For the year ended January 31, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for each Fund were as follows:


                                                      Purchases                                Sales
------------------------------------------------------------------------------------------------------
  IAI DEVELOPING COUNTRIES FUND                  $   10,650,791                           $  5,941,121
  IAI INTERNATIONAL FUND                         $   40,905,721                           $ 78,050,819



[6]  FOREIGN CURRENCY COMMITMENTS

At January 31, 1997, the Funds had entered into foreign currency exchange contracts. The unrealized appreciation and/or depreciation on those contracts at January 31, 1997 is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:


IAI INTERNATIONAL FUND
----------------------------------------------------------------------------------------------------------------
  Exchange                                                                       Unrealized          Unrealized
  Date         Currency to be Delivered       Currency to be Received           Appreciation        Depreciation
----------------------------------------------------------------------------------------------------------------
  02/03/97       133,780  U.S. Dollars     16,066,942  Japanese Yen       $            -          $      1,433
  02/04/97       132,503  U.S. Dollars     16,066,008  Japanese Yen                    -                   164
  04/17/97   683,160,000  Japanese Yen      6,000,000  U.S. Dollars              312,331                     -
  07/10/97     1,491,157  British Pounds    2,500,000  U.S. Dollars              118,754                     -
----------------------------------------------------------------------------------------------------------------
                                                                              $  431,085          $      1,597
================================================================================================================

IAI DEVELOPING COUNTRIES FUND
----------------------------------------------------------------------------------------------------------------
  Exchange                                                                       Unrealized          Unrealized
  Date         Currency to be Delivered       Currency to be Received           Appreciation        Depreciation
----------------------------------------------------------------------------------------------------------------

  02/04/97        47,902  U.S. Dollars      1,232,513  Thai Bat           $            -         $         342
  02/05/97        54,568  U.S. Dollars      8,861,862  Portuguese Escudo               -                   592
  02/18/97        35,089  U.S. Dollars        270,889  Hong Kong Dollars               -                   131
----------------------------------------------------------------------------------------------------------------
                                                                          $            -         $       1,065
================================================================================================================



                          INDEPENDENT AUDITORS' REPORT
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


The Board of Directors and Shareholders
IAI Investment Funds III, Inc.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Developing Countries Fund and IAI International Fund (separate portfolios within IAI Investment Funds III, Inc.) as of January 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from February 10, 1995 to January 31, 1996 (IAI Developing Countries Fund), and the year ended January 31, 1996 (IAI International Fund), and the financial highlights for the periods presented on pages 22 and 23 of the annual report. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Developing Countries Fund and IAI International Fund at January 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 7, 1997


                             FEDERAL TAX INFORMATION
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distribu-tions, in January of each year.

(A) includes distribution of short-term capital gains, if any, which are taxable as ordinary income.


IAI DEVELOPING COUNTRIES FUND
                                        Ordinary                  Long-Term
   Payable Date                        Income (A)               Capital Gain
---------------------------------------------------------------------------

  JUNE 1996                            $   .0635                  $      --
  DECEMBER 1996                            .4633                      .1585
===========================================================================
                                       $   .5268                  $   .1585


IAI INTERNATIONAL FUND
                                        Ordinary                  Long-Term
   Payable Date                        Income (A)               Capital Gain
---------------------------------------------------------------------------

  JUNE 1996                            $   .0177                  $   .1116
  DECEMBER 1996                            .2844                     1.0392
===========================================================================
                                       $   .3021                  $  1.1508


IAI INTERNATIONAL FUND

The Fund has elected to pass through the credit for taxes paid in foreign countries for the calendar year December 31,1996. In accordance with current tax laws, the Foreign Tax and Foreign Income per share is as follows:


                    SPECIAL 1996 TAX INFORMATION (UNAUDITED)
----------------------------------------------------------------------------

                                   Foreign Tax                Foreign Income
    Country                          Factor                       Factor
----------------------------------------------------------------------------

    Belgium                           .109                         .092
    France                            .125                         .146
    Germany                           .030                         .044
    Holland                           .089                         .075
    Hong Kong                         .000                         .058
    Indonesia                         .013                         .011
    Japan                             .087                         .074
    Malaysia                          .018                         .017
    New Zealand                       .046                         .039
    South Africa                      .000                         .004
    South Korea                       .006                         .004
    Spain                             .074                         .062
    Thailand                          .010                         .012
    United Kingdom                    .393                         .362
---------------------------------------------------------------------------
    Total                            1.000                        1.000

The portion of foreign taxes allocated to your account is indicated on Form 1099-DIV.

The factor used to determine the total 1996 foreign income is 7.9032.



                            IAI MUTUAL FUNDS FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY

                                                          SECONDARY
 IAI FUND                      PRIMARY OBJECTIVE          OBJECTIVE           PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------------------------------------
 IAI DEVELOPING                Capital Appreciation         --                Equity securities of companies in developing countries
 COUNTRIES FUND
------------------------------------------------------------------------------------------------------------------------------------
 IAI INTERNATIONAL FUND        Capital Appreciation       Income              Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI EMERGING GROWTH FUND      Capital Appreciation         --                Common stocks of small- to medium-sized
 (CLOSED TO NEW INVESTORS AS OF 2/1/96)                                       emerging growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI CAPITAL                   Capital Appreciation         --                Common stocks of small- to medium-sized
 APPRECIATION FUND                                                            growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI MIDCAP GROWTH FUND        Capital Appreciation         --                Common stocks of medium-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI REGIONAL FUND             Capital Appreciation         --                Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH FUND               Capital Appreciation         --                Common stocks with potential for above-average
 GROWTH AND APPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
 IAI VALUE FUND                Capital Appreciation         --                Common stocks which are considered to be undervalued
------------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH AND INCOME FUND    Capital Appreciation       Income              Common stocks with potential for long-term
                                                                              appreciation, and common stocks that are expected to
                                                                              produce income
------------------------------------------------------------------------------------------------------------------------------------
 IAI BALANCED FUND             Total Return               Income              Common stocks, investment-grade bonds and
                               [Capital Appreciation + Income]                short-term instruments
------------------------------------------------------------------------------------------------------------------------------------
 IAI BOND FUND                 Income                     Capital             Investment-grade bonds
                                                        Preservation
------------------------------------------------------------------------------------------------------------------------------------
 IAI GOVERNMENT FUND           Income                     Capital             U.S. Government securities
                                                        Preservation
------------------------------------------------------------------------------------------------------------------------------------
 IAI RESERVE FUND              Stability/Liquidity        Income              The portfolio has a maximum average maturity of 25
                                                                              months, investing primarily in investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------
 IAI MONEY MARKET FUND         Stability/Liquidity        Income              The portfolio's average dollar-weighted maturity is
                                                                              less than 90 days, investing in high quality, money
                                                                              market securities
------------------------------------------------------------------------------------------------------------------------------------



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                      (THIS PAGE INTENTIONALLY LEFT BLANK)




                               INVESTMENT ADVISER

                                   AND MANAGER

                            Investment Advisers, Inc.

                                  P.O. Box 357

                         Minneapolis, MN 55440-0357 USA

                                  800.945.3863

                                  612.376.2700

                          http://networth.galt.com/iai


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.

                               Sixth and Marquette

                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP

                             220 South Sixth Street

                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP

                               4200 Norwest Center

                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch

                               W. William Hodgson

                                 George R. Long

                                  Noel P. Rahn

                              Richard E. Struthers

                                J. Peter Thompson

                               Charles H. Withers


                                     [LOGO]
                                      IAI

                                  MUTUAL FUNDS

                      3700 FIRST BANK PLACE, P.O. BOX 357,
             MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700